                     ASSIGNMENT, ASSUMPTION AND AMENDMENT
                          OF DEVELOPMENT CONTRACT

     THIS AGREEMENT is made and entered into this 21st day of April, 1997, by and among the CITY OF BELLE PLAINE, MINNESOTA, a Minnesota municipal corporation (the "City"), the BELLE PLAINE ECONOMIC DEVELOPMENT AUTHORITY, BELLE PLAINE, MINNESOTA, a Minnesota public body corporate and politic (the "Authority"), EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY, a Minnesota corporation (the "Company"), and RYAN BELLE PLAINE, LLC, a Minnesota limited liability company ("Ryan").

                                    RECITALS

     A. The City, the Authority and the Company entered into a Contract for Private Development dated December 31, 1996 (the "Development Contract"), pertaining to the development of a motorcycle manufacturing facility on the property located in the City which is described in Exhibit 1 attached hereto. The Development Contract was recorded in the office of the Scott County Recorder as Document No. 385970.

     B. The Company wishes to assign the Development Contract to Ryan, which will construct and own such facility and lease it to the Company.

     C. The parties also wish to amend the Development Contract in certain respects.

     D. Capitalized terms which are used but not defined herein have the meanings ascribed to them in the Development Contract.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the mutual terms and provisions of this Agreement, the parties hereby agree as follows:

     1. ASSIGNMENT AND ASSUMPTION. The Company hereby assigns and transfers unto Ryan all of its rights and interests as the Developer under the Development Contract. Ryan hereby accepts such assignment and assumes and agrees to keep and perform all of the obligations of the Developer under the Development Contract to be performed subsequent to the date hereof, except that Ryan does not assume, and the Company shall remain solely liable for, the obligations of the Developer under Sections 3.9 and 6.4 of the Development Contract (the "Company Obligations"). The City and the Authority hereby consent to such assignment and agree that, except as provided in
Section 2 hereof, only the Company, and not Ryan or its successors or assigns, shall be liable for the payment and performance of the Company Obligations. The City and the Authority hereby release the Company from liability for the performance of the obligations of the Developer under the Development Contract to be performed subsequent to the date hereof, except the Company Obligations. If after issuance of a Certificate of Completion for the Minimum Improvements, the Company assigns its leasehold interest in the Development Property, the City and the Authority will release the Company from further liability for the Company Obligations provided that the assignee agrees to assume the same. The City and the Authority acknowledge that they have approved the leasing of the Development Property to the Company and that nothing in the Development Contract prohibits or limits the Company's ability to assign, sublet or transfer its leasehold interest, whether before or after the issuance of a Certificate of Completion for the Minimum Improvements; provided that before issuance of the Certificate of Completion, no such assignment by the Company shall release the Company from the Company Obligations unless such release is approved by the Authority and the City in accordance with Section 8.2(b) of the Development Contract.

     2. LIMITED TAX INCREMENT GUARANTY BY RYAN. Notwithstanding the provisions to the contrary contained in Section 1 hereof, if the lease of the Minimum Improvements by Ryan to the Company is hereafter terminated and the Minimum Improvements are thereafter leased to a party other than the Company (whether or not the lessee occupies such property) or are occupied by a party other than the Company, then Ryan shall become liable for the obligations of the Developer under Section 6.4 of the Development Contract to the following extent. If on the date which is 10 days prior to any semi-annual scheduled payment date for principal or interest on the TIF Bonds the Minimum Improvements are fully leased to or occupied by a party or parties other than the Company (including, without limitation, Ryan), then Ryan shall be liable for and shall pay to the Authority the full amount of any deficiency in Tax Increment or Additional City and County Taxes necessary to make such semi-annual principal or interest payment. If the Minimum Improvements are partially leased to or occupied by a party or parties other than the Company on any such date, then Ryan shall only be liable for that part of the deficiency that bears the same ratio to the total amount thereof as the amount of leased or occupied square feet of space in the Minimum Improvements bears to the total number of square feet of space therein. For the purposes of this Section 2, the Minimum Improvements or any portion thereof will be deemed "occupied" by a party (including, without limitation, Ryan) if the party uses the Minimum Improvements or portion thereof in connection with any trade or business, including, without limitation, manufacturing, warehousing, distribution, office or any commercial use. The obligations of Ryan under this Section 2 shall run with the land and be binding upon all future owners of the Development Property. However, Ryan and each future owner shall only be liable for those obligations hereunder which arise during their respective periods of ownership. The Authority agrees that the Company shall have no liability under Section 6.4 of the Development Contract with respect to the amounts which are payable by Ryan pursuant to this Section 2.

     3. AMENDMENTS. The Development Contract shall be and hereby is amended as follows:

     (a) In paragraph 3.2(a), clause (2) is deleted in its entirety, and the following clause is substituted in place thereof: "(2) The conditions precedent to issuance of the Taxable TIF Bonds described in Section 3.7(b) hereof, except for the closing on Developer's financing, have been satisfied; and". Also, the last sentence of paragraph 3.2(a) is deleted in its entirety, and the following sentence is substituted in place thereof: "Provided that all conditions specified in this Section 3.2(a) have been satisfied, the closing of the conveyance of the Development Property from the Authority to the Developer shall occur on such date as Developer may elect by giving not less than five (5) days' prior written notice to the Authority, or such other date as the Authority and the Developer agree upon in writing."

     (b) The following paragraph is added to Section 3.5:

               "(e) If the Developer requests the City to give the Commencement Notice described in the Public Improvements Agreement prior to the closing on its construction financing for the Minimum Improvements, then it will pay all amounts which become payable by the City pursuant to the terms of the Public Improvements Agreement prior to such closing. Within ten (10) days after such closing, the City will reimburse the Developer for all amounts so paid."

     (c) Paragraphs 3.7(c) and (d) are deleted in their entirety, and in place thereof is substituted the following:

               "(c) The Developer agrees that, upon closing of the conveyance of the Development Property to Developer, it will pay the amount owing to Seller under the Purchase Money Note. The net proceeds of the Taxable TIF Bonds shall be allocated to reimburse Developer for costs of acquiring the Development Property in the amount of $590,000 (including $100,000 paid by the Developer as earnest money under the Letter Agreement and $490,000 paid by the Developer to satisfy the Purchase Money
               Note) and to reimburse the Developer for its Site Improvement Costs documented in accordance with Section 3.6 hereof, together with other closing costs paid by Developer under
               Section 3.1(c) hereof, in the amount of $1,100,000 for a total reimbursement of $1,690,000 (the "Reimbursement Amount").

               (d) Upon the closing of the sale of the Taxable TIF Bonds, the Reimbursement Amount shall be placed in escrow with a third party and disbursed to reimburse the Developer for its costs in acquiring the Development Property and its documented costs incurred in constructing the Site Improvements, together with other closing costs paid by Developer under Section 3.1(c) hereof; provided, however, that before such escrowed funds are released the Developer shall first have paid from its separate equity funds at least $1,450,000 of other costs in constructing the Minimum Improvements."

     (d) Paragraph 3.7(e) is revised to read as follows:

              "(e) The City and the Authority warrant and represent that the TIF Bonds shall have a final stated maturity of not later than February 1, 2015, and shall mature and be payable in such manner as shall provide approximately level debt service thereon for the years 2000 through 2008."

     (e) The following sentence is added to Paragraph 3.7(f):

               "However, for so long as Excelsior-Henderson Motorcycle Manufacturing Company is the lessee of the Development Property, no such financing shall be provided without its approval."

     (f) The following clause is added at the end of Section 5.2: ", or under any mortgage covering all or any part of the Development Property which is granted subsequent to the issuance of a Certificate of Completion for the Minimum Improvements."

     (g) The first paragraph of Section 7.3 is modified to read as follows:

               "Section 7.3. SUBORDINATION AND MODIFICATION FOR THE BENEFIT OF MORTGAGEE. In order to facilitate the Developer obtaining financing for purchase of the Development Property and for construction according to the Construction Plans, the Authority agrees to subordinate all of its rights under this Agreement including, but not limited to Section 9.3 herein, to the Holder of the Mortgage and any mortgage covering all or any part of the Development Property that is granted subsequent to the issuance of a Certificate of Completion for the Minimum Improvements, provided the Development Property remains subject to the Assessment Agreement, which shall be prior to and not subordinate to the Mortgage and any subsequent mortgage, and further provided that the subordination of the Authority's rights under this Agreement shall be subject to such reasonable terms and conditions as the Authority and Holder of a Mortgage or mortgagee under any subsequent mortgage mutually agree in writing."

     (h) The following sentence is added at the end of Section 9.1:

               "Any such notice of default will also be given by the Authority or City to Excelsior-Henderson Motorcycle Manufacturing Company, and it shall have the same opportunity to cure the default as is afforded to the

               Developer hereunder before an Event of Default shall exist."

     (i) Paragraph 10.6(a) is deleted in its entirety, and in place thereof is substituted the following:

               "(a) in the case of Developer, is addressed to or delivered personally to the Developer at 700 International Centre, 900 Second Avenue South, Minneapolis, MN 55402; Attn: Timothy M. Gray; with a copy to Excelsior-Henderson Motorcycle Manufacturing Company; and"

         The following is added as Paragraph 10.6(c):

               "(c) in the case of Excelsior-Henderson Motorcycle
               Manufacturing Company, is addressed to or delivered personally to it at 607 West Traveler's Trail, Burnsville, Minnesota 55337; Attn: Dan Hanlon."

     (j) The following sentence is added to the end of Section 10.10:

               "So long as the lease of the Development Property to it is in effect, any amendment must also be executed by Excelsior-Henderson Motorcycle Manufacturing Company."

     (k) The first paragraph of Section 1 of the Limited Warranty Deed which is attached as Schedule B is modified to read as follows:

               "It is understood and agreed that this Deed is subject to the covenants, conditions, restrictions and provisions of an agreement entered into between the City of Belle Plaine, Minnesota (the "City"), Grantor and Excelsior-Henderson Motorcycle Manufacturing ("Excelsior-Henderson") on the 31st day of December, 1996, and filed in the office of Scott County Recorder on January 10, 1997 as Document
               No. 385970, identified as "Contract for Private Development," which agreement was assigned by Excelsior-Henderson to Grantee and modified in certain respects by that certain Assignment, Assumption and Amendment of Development Contract entered into by the City, Grantor, Excelsior-Henderson and Grantee, dated as of ____________, 1997, and filed in the office of the Scott County Recorder on ______________, 1997 as Document
               No. _______, hereafter identified as the "Assignment" (hereinafter, the term "Agreement" refers to the Contract for Private Development as assigned and modified by the Assignment), and that the Grantee shall not convey this Property, or any part thereof, except as permitted by the Agreement until a certificate of completion releasing the Grantee from certain obligations of said Agreement as to this Property, or such part thereof then to be conveyed, has been placed of record. This provision, however, shall in no way prevent the Grantee from mortgaging this Property in order to obtain funds for the purchase of the Property hereby conveyed or for erecting improvements thereon in conformity with the Agreement, any applicable development program and applicable provisions of the zoning ordinance of the City of Belle Plaine, Minnesota, or for the refinancing of the same."

     (l) Paragraph (c) of Section 3 of the Limited Warranty Deed which is attached as Schedule B is modified to read as follows:

               "(c) Comply with the provisions of Sections 5.1, 6.1 and
               6.2 of the Agreement relating to insurance coverage, the timely payment of real property taxes and the maintenance of taxable status, and the provisions of
               Section 2 of the Assignment relating to payment of tax increment deficiencies."

     (m) Notwithstanding anything to the contrary in Section 3.4(c), the Authority shall cause the Petition for Public Improvements and Waiver of Special Assessment Appeal to be terminated and discharged of record to the reasonable satisfaction of the Developer upon the later of the delivery of the Deed to the Developer or satisfaction of all conditions precedent to issuance of the Taxable TIF Bonds described in
     Section 3.7(b).

Except as so amended, the Development Contract is and shall remain in full force and effect in accordance with its terms.

      4. APPROVALS. The Authority acknowledges that it has approved evidence of financing sufficient for the construction of the Minimum Improvements as required by Section 7.1 of the Development Contract, consisting of the $5,750,000 loan commitment issued by Juran & Moody to Ryan Companies US,
Inc., dated February 10, 1997, and the agreement of the Company to contribute at least the sum of $1,450,000 to the costs of construction thereof. The Authority further acknowledges that it has approved the Construction Plans for the Minimum Improvements, which are described on Exhibit 2 attached hereto.

      5. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      6. GUARANTY. Upon execution of this Agreement, and as a condition of the approval thereof by the Authority and the City, Ryan shall cause to be delivered to the City and Authority a Corporate Guaranty Agreement by Ryan Companies US, Inc. in substantially the form attached hereto as Exhibit 3.

     7. LETTER AGREEMENT. The terms and provisions contained in the letter agreement dated April 15, 1997, by the Company and Ryan to the Authority and the City, a copy of which is attached hereto as Exhibit 4, are hereby incorporated herein and made a part hereof.









                                      -6(a)-

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                       CITY OF BELLE PLAINE, MINNESOTA

                                       By  /s/ GERALD J. MEYER
                                         -------------------------------------
                                         Its Mayor

                                       And /s/ DAVID R. IVERSON
                                          ------------------------------------
                                          Its City Administrator


                                       BELLE PLAINE ECONOMIC DEVELOPMENT
                                       AUTHORITY, BELLE PLAINE, MINNESOTA

                                       By  /s/ KARL P. KEUP
                                         -------------------------------------
                                         Its President

                                       And /s/ JOANNE M. FOUST
                                          ------------------------------------
                                          Its Executive Director


                                       EXCELSIOR-HENDERSON MOTORCYCLE
                                       MANUFACTURING COMPANY

                                       By  /s/ THOMAS M. ROOTNESS
                                         -------------------------------------
                                         Its Chief Financial Officer


                                       RYAN BELLE PLAINE, LLC

                                       By  /s/ TIMOTHY M. GRAY
                                         -------------------------------------
                                         Its Chief Manager

STATE OF MINNESOTA      )
                        ) ss.
COUNTY OF HENNEPIN      )

     The foregoing instrument was acknowledged before me this 15 day of April, 1997, by Gerald J. Meyer the Mayor, and David R. Iverson the City Administrator, of the CITY OF BELLE PLAINE, MINNESOTA, a Minnesota municipal corporation, on behalf of said municipal corporation.

                                       /s/ PATRICIA A. KRINGS
                                       ---------------------------------------
                                                                 Notary Public
                                       [SEAL]


STATE OF MINNESOTA      )
                        ) ss.
COUNTY OF HENNEPIN      )

     The foregoing instrument was acknowledged before me this 15 day of April, 1997, by Karl P. Keup the President, and Joanne M. Foust the Executive Director, of the BELLE PLAINE ECONOMIC DEVELOPMENT AUTHORITY, BELLE PLAINE, MINNESOTA, a Minnesota public body corporate and politic, on behalf of said body.

                                       /s/ PATRICIA A. KRINGS
                                       ---------------------------------------
                                                                 Notary Public
                                       [SEAL]


STATE OF MINNESOTA      )
                        ) ss.
COUNTY OF HENNEPIN      )

     The foregoing instrument was acknowledged before me this 21st day of April, 1997, by Thomas M. Rootness the Chief Financial Officer of
EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY, a Minnesota corporation, on behalf of said corporation.

                                       /s/ SCOTT A. ANDEREGG
                                       ---------------------------------------
                                                                 Notary Public
                                       [SEAL]

STATE OF MINNESOTA      )
                        ) ss.
COUNTY OF HENNEPIN      )

     The foregoing instrument was acknowledged before me this 21st day of April, 1997, by Timothy M. Gray the Chief Manager of RYAN BELLE PLAINE, LLC, a Minnesota limited liability company, on behalf of said limited liability company.

                                       /s/ DIANA SIEBENALER
                                       ---------------------------------------
                                                                 Notary Public
                                       [SEAL]



THIS INSTRUMENT WAS DRAFTED BY:
  Dennis Buratti, Esq.
  Ryan Companies US, Inc.
  700 International Centre
  900 Second Avenue South
  Minneapolis, MN 55402-3387



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